UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2025

Four Leaf Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41646	88-1178935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real B10 #715,

Los Altos, California 94022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 720-5626

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FORL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Four Leaf Acquisition Corporation (the “Company”) convened a special meeting of stockholders (the “Meeting”) on Sunday, June 22, 2025, at 11:00 a.m. Pacific time. Of the 4,078,153 shares of Class A and Class B common stock entitled to vote at the Meeting, 2,936,705 shares were present, thus constituting a quorum. However, the Meeting was adjourned because there were insufficient shares voted to pass proposal 1 and proposal 2, which requires an affirmative vote of 65% of the shares of outstanding Class A and Class B common stock. The adjournment proposal was approved by a total of 2,628,683 shares of Class A and Class B common stock, with 308,022 shares voting against the adjournment, no shares abstaining, and no broker non-votes, thus constituting approval by more than a majority of the shares of Class A and Class B common stock represented in person or by proxy at the Meeting and entitled to vote on the adjournment proposal. The Meeting has been adjourned to June 27, 2025 at 10:00 a.m., Pacific time, to consider and vote upon the proposals described in the definitive proxy statement dated June 13, 2025 and supplemented on June 24, 2025 at the request of the Securities and Exchange Commission.

Only shareholders of record, as of the record date, June 13, 2025 (the “Record Date”), are entitled to vote at the Meeting, either in person or by proxy. Proxies previously submitted in respect of the Meeting will be voted at the adjourned Meeting unless properly revoked, and shareholders who have previously submitted a proxy or otherwise voted need not take any further action.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Leaf Acquisition Corporation

By:	/s/ Bala Padmakumar
Name:	Bala Padmakumar
Title:	Chief Executive Officer

Dated: June 24, 2025

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